Exhibit 4.1

THIS CERTIFIES THAT NUMBER SHARES

SECRETARY

CHAIRMAN OF THE BOARD

IS THE OWNER OF

COMMON STOCK COMMON STOCK

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

CUSIP 75953J 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN

NEW YORK, NY

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF RELIANT PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NY) TRANSFER AGENT

AND REGISTRAR

BY:

AUTHORIZED OFFICER

RELIANT

PHARMACEUTICALS,

INC.

CORPORATE

DELAWARE

SEAL

RRX

RELIANT PHARMACEUTICALS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian

TEN ENT - as tenants by the entireties (Cust) (Minor)

JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act

in common (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Signature(s) Guaranteed: For value received hereby sell assign and transfer onto please insert social security or other identifying number of assignee NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER